SCAN TO VIEW MATERIALS & VOTE w GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC. Your Proxy Vote is Important! 1520 E. GRAND AVENUE Vote by Internet EL SEGUNDO, CA 90245 Please go to the electronic voting site at www.proxyvote.com. Follow the on-line instructions. If you vote by Internet, you do 1 OF 2 not have to return your paper ballot. Vote by Internet deadline BROADRIDGE March 12, 2019 at 11:59 p.m. (ET) 1 1 FINANCIAL SOLUTIONS, INC. Vote by Telephone ATTENTION: TEST PRINT Please call us toll free at 1-800-690-6903, and follow the instructions 51 MERCEDES WAY provided. If you vote by telephone, you do not have to return EDGEWOOD, NY your paper ballot. Vote by Telephone deadline March 12, 2019 11717 at 11:59 p.m. (ET) Vote by Mail Please complete, sign and date this form. Fold and return your entire ballot in the enclosed postage paid return envelope. Completed proxy cards must be received by March 12, 2019. CONTROL #  0000000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 SHARES THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D HOUSEHOLDING123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345AREA THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 PAGE 1 OF 2 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: x E54280-Z73716-P16142 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC. 06 0000000000 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL MERGER AGREEMENT IN ITEM 1, "FOR ALL" THE NOMINEES NAMED IN ITEM 2, "FOR" ITEM 3, AND "FOR" ITEM 4. IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED IN ACCORDANCE WITH THESE RECOMMENDATIONS. For Against Abstain 1. To consider and vote on a proposal to approve the company merger pursuant to the Agreement and Plan of Merger dated as of December 14, 2018, by and among GCEAR, Griffin Capital Essential Asset REIT II, Inc. ("GCEAR II"), Globe Merger Sub, LLC, a wholly owned subsidiary of GCEAR II, and certain of their respective affiliates (the "Merger Agreement") (the "GCEAR Merger Proposal"). ! ! ! 2. To elect three directors, each to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify. For Withhold Nominees: 2a. Kevin A. Shields ! ! 2b. Gregory M. Cazel ! ! 2c. Ranjit M. Kripalani ! ! For Against Abstain 3. To ratify the appointment of Ernst & Young LLP as GCEAR's independent registered public accounting firm for the year ended December 31, 2018. ! ! ! 4. To consider and vote on a proposal to authorize the adjournment of the annual meeting to allow time for further solicitation of proxies in the event there are insufficient votes present at the annual meeting, in person or by proxy, if necessary or appropriate, including to approve the GCEAR Merger Proposal. ! ! ! To transact any other business as may properly come before the meeting or any adjournment or postponement thereof. At the present time, GCEAR's Board of Directors is unaware of any other business that might properly come before the annual meeting. Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If the stock is jointly owned, both parties must sign. SHARES CUSIP # JOB # SEQUENCE # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date V.1.3 - CONS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Shareholder Letter are available at www.proxyvote.com. E54281-Z73716-P16142 GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 13, 2019 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PLEASE VOTE BY MARCH 12, 2019 The undersigned stockholder of Griffin Capital Essential Asset REIT, Inc., a Maryland corporation, hereby appoints Javier F. Bitar and Howard S. Hirsch, and each of them as proxies, for the undersigned with full power of substitution in each of them, to attend the 2019 Annual Meeting of Stockholders of Griffin Capital Essential Asset REIT, Inc. to be held on March 13, 2019 at 9:00 A.M. (PT), at the offices of Griffin Capital Essential Asset REIT, Inc., Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245, and any and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. This proxy is solicited on behalf of the Griffin Capital Essential Asset REIT, Inc.'s Board of Directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting, including matters incident to its conduct. When properly executed, this proxy will be voted as specified by the undersigned stockholder. If no voting instruction is given as to any item, this proxy will be voted "FOR" the proposal Merger Agreement in Item 1, "FOR ALL" the nominees named in Item 2, "FOR" Item 3, and "FOR" Item 4. Continued and to be signed on reverse side